                                                                   Exhibit 10.21



                                                                       EXHIBIT A

                                  FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF THIS NOTE SHALL BE MADE UNLESS THAT TRANSFER IS MADE IN A TRANSACTION WHICH DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN THE EVENT THAT A TRANSFER IS TO BE MADE, THE PROSPECTIVE TRANSFEREE OF THE HOLDER HEREOF SHALL DELIVER TO THE INDENTURE TRUSTEE (I) AN INVESTMENT LETTER SUBSTANTIALLY IN THE FORM SET FORTH IN AN EXHIBIT TO THE INDENTURE OR (II) AN OPINION OF COUNSEL THAT THE TRANSFER IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT (WHICH OPINION SHALL NOT BE AT THE EXPENSE OF THE ISSUER, THE INDENTURE TRUSTEE, THE SERVICER OR THE TRUST ESTATE). NEITHER THE ISSUER NOR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER OR QUALIFY THE NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAW. THE PURCHASER OF THIS NOTE AGREES THAT IT WILL, AND EACH SUBSEQUENT TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

No. _                                                            $ ___________


CUSIP NO.   [___________]

                              MFI FINANCE II, LLC
                 [____]% ASSET-BACKED NOTE, SERIES [__________]


            Registered Owner: ______________________________________


DELIVERY DATE:   [___________]           STATED MATURITY DATE:   [___________]


      MFI Finance II, LLC, a limited liability company duly organized and existing under the laws of the State if Delaware (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner, or its registered assigns, the principal sum of _____________________ DOLLARS ($______________) in
monthly installments beginning on [___________], and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the sixteenth day of each calendar month or, if such sixteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the Delivery Date set forth above through [___________], and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment

Date, until the last day preceding the Final Payment Date, at the rate of [___]% per annum (calculated on the basis of [__________________]).

      The principal of this Note shall be payable in installments ending no later than the Stated Maturity Date hereof unless this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Note. Each installment of principal payable on this Note shall be in an amount equal to this Noteholder's pro-rata share of the Principal Distribution Amount and the Additional Principal Amount, if any, available to be paid to Noteholders of this Series in accordance with the priorities of Sections 12.02(d) and 6.08 of the Indenture. The principal payable on this Note shall be paid on each Payment Date beginning on the Initial Payment Date and ending on the applicable Final Payment Date. All payments of principal with respect to all of the Notes of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Note bears to the Outstanding Principal Amount of all Notes of such Series; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

      The principal and interest on this Note are payable by wire transfer in accordance with the terms of the Indenture.

      This Note is one of a duly authorized issue of Notes of the Issuer designated as its [___]% Asset-Backed Notes, Series [_______], Due [___________] (herein called the "Notes") issued and to be issued under the Indenture, dated as of September 1, 2001, and the Supplement to Indenture, Asset-Backed Notes, Series [_______] (together, the "Indenture"), among the Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

      The property of the Trust Estate includes certain Contract Assets, Underlying Notes and certain other assets described in the Indenture. The Series [_______] Notes and all other Series of Notes are payable out of the Trust Estate pari passu among such Noteholders equally and ratably without prejudice, priority or distinction between any Note by reason of time of issue or otherwise.

      Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part at any time after the Outstanding Principal Amount of the Notes declines below 10% of the Outstanding Principal Amount as of the Closing Date at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes with the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

      Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Trustee, the Back-up Servicer and the Servicer without the consent of the Holders of the Notes. The Indenture also contains provisions permitting the Noteholders to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

      The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note, but solely from the assets of the Trust Estate pledged to the Indenture Trustee under the Indenture at the times, place and rate, and in the coin or currency, herein prescribed.

                                                                       EXHIBIT B

                         FORM OF SUPPLEMENT TO INDENTURE
                         ASSET-BACKED NOTES, SERIES [ ]


      This SUPPLEMENT TO INDENTURE, dated as of ______________ (this "Supplement"), is among MFI Finance II, LLC, a Delaware limited liability company, as Issuer (the "Issuer"), MicroFinancial Incorporated, a Massachusetts corporation, as Servicer (the "Servicer"), Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

      This Supplement incorporates by reference all of the provisions (including all defined terms) of the Indenture, dated as of September 1, 2001 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of September 1, 2001 (the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of September 1, 2001 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the Originator (the "Originator").

      The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's __% Asset-Backed Notes, Series ________ (the "Series ______ Notes"), in an aggregate principal amount of $_____________________, issuable as provided in the Indenture. Pursuant to
Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series ___________ Notes.

SECTION 1.  SUPPLEMENTAL DEFINITIONS.

      "Account Administration Fee" means, with respect to the Series __________ Notes and the Initial Payment Date, __________________.

      "Account Administration Fee Rate" means, with respect to the Series __________ Notes, ____%.

      "Accrual Date" means, with respect to the Series __________ Notes,
__________________.

      "Cash Collateral Account Factor" means, with respect to the Series _____ Notes, [the sum of (i) one and (ii) the decimal equivalent of a fraction, the numerator of which is the Discount Rate and the denominator of which is twelve].

      "Collateralization Percentage" means, with respect to the Series _____ Notes, ____%.

      "Cut-Off Date" means, with respect to the Series _____ Notes,
____________________.

      "Delivery Date" means, with respect to the Series _____ Notes,
____________________.

      "Discount Rate" means, with respect to the Series ______ Notes, ____%.

      "Initial Cash Collateral Account Deposit" means, with respect to the Series ______ Notes, $_______.

      "Initial Payment Date" means, with respect to the Series _____ Notes,
____________________.

      "Initial Reserve Account Deposit" means, with respect to the Series _____ Notes, ____________________.


      "Interest Calculation Convention" means, with respect to the Series _____ Notes, _________________.

      "Note Interest Rate" means, with respect to the Series _____ Notes,
____%.

      "Note Purchase Agreement" means, with respect to the Series _____ Notes, _________________.

      "Placement Agent" means, with respect to the Series _____ Notes, Rothschild Inc.

      "Private Placement Memorandum Date" means, with respect to the Series ______ Notes, ____________________.

      "Series Required Reserve Amount" means, with respect to the Series ______ Notes, __________.

      "Stated Maturity Date" means, with respect to the Series _____ Notes,
____________________.

      "Targeted Balance" means, with respect to the Series ______ Notes and any Payment Date, ____________________.

      "Targeted Principal Distribution Amount" means, with respect to the Series ______ Notes, ____________________.

      "Transaction Documents Date" means, with respect to (i) any of the Transaction Documents related to the Series _____ Notes, as of _________, and
(ii) the Private Placement Memorandum, ____________________.

      "Underlying Indenture" means, with respect to the Series _____ Notes,
___________________.

      "Underlying Note" means, with respect to the Series _____ Notes, ___________________ issued by ______________ in the name of the Issuer or its nominee.

      "Underlying Note Purchase Agreement" means, with respect to the Series _____ Notes, ___________________.

SECTION 2.  REQUIRED PROVISIONS.

      (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "Asset-Backed Notes, Series ______."

      (b) The maximum aggregate principal amount of Series _____ Notes that may be issued is $________________________.

      (c) There are no additional Trigger Events applicable to the Series _____ Notes.


SECTION 3.  ADDITIONAL PROVISIONS.

      [insert, if any]

SECTION 4.  MISCELLANEOUS.

      (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.

      (b) This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

      (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.

      IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.




                                      MFI FINANCE II, LLC, as Issuer


                                      By:_____________________________________
                                         Name:
                                         Title:

                                      MICROFINANCIAL INCORPORATED, as
                                      Servicer


                                      By:_____________________________________
                                         Name:
                                         Title:

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Indenture
                                      Trustee


                                      By:_____________________________________
                                         Name:
                                         Title:

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Back-up
                                      Servicer


                                      By:_____________________________________
                                         Name:
                                         Title:

                                   SCHEDULE A

                               SERIES _____ NOTES
                                CONTRACT SCHEDULE




                                   SCHEDULE B

                               SERIES _____ NOTES
                 [SCHEDULE OF TARGETED BALANCES - IF APPLICABLE]

                                                                       EXHIBIT C

                            FORM OF INVESTMENT LETTER

                               MFI FINANCE II, LLC
 $[___________] [___]% ASSET-BACKED NOTES, SERIES [___], DUE [_______________]




MFI Finance II, LLC
950 Winter Street, Suite 4100C
Waltham, Massachusetts 02451

Wells Fargo Bank Minnesota, National Association,
  as Indenture Trustee
Sixth Street & Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479

Ladies and Gentlemen:

      Terms used herein and not otherwise defined shall have the meanings given to them in the Indenture, dated as of September 1, 2001 (the "Indenture"), among MFI Finance II, LLC, as Issuer (the "Issuer"), MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee") and as Back-up Servicer. The undersigned hereby certifies on behalf of the Purchaser named below (the "Purchaser") as follows:

      1. I ______________, am the chief financial officer, a person fulfilling an equivalent function or other executive officer of the Purchaser.

      [2. I am familiar with the provisions of Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act").

            a. The Purchaser is a "qualified institutional buyer," as defined in Rule 144A.

            b. The Purchaser is aware that the Issuer may rely on the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

            c. The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Issuer's [___]% Asset-Backed Notes, Series [___], due [_______________], as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.]

      [2. I am familiar with the provisions of Regulation D promulgated under the Securities Act of 1933 (the "1933 Act").

            a. The Purchaser is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) of Regulation D under the 1933 Act.

            b. In the normal course of the Purchaser's business the Purchaser invests in or purchases securities similar to the Series [ ] Notes, has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of its investment in the Series [ ] Notes.

            c.    The Purchaser is capable of bearing the economic risks of
      an investment in the Series [     ] Notes.]

      [2. I am familiar with the provisions of Regulation S ("Regulation S") promulgated under the Securities Act of 1933 (the "1993 Act") and the entity that has offered or sold the Notes to the Purchaser has executed the "Regulation S Acknowledgment" appearing after the Purchaser's signature to this investment letter.(1) The Purchaser is acquiring the Notes pursuant to and in compliance with all requirements of the exemption from registration under the 1933 Act provided by Rule 904 of Regulation S, and in conjunction with such determination, the following information is correct:

            a. The Purchaser is not a "U.S. person" within the meaning of Rule 902(k) of Regulation S.

            b. The Purchaser is not (i) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or any of their respective agencies, affiliates or pension plans, or (ii) any other similar international organization, or any of their respective agencies, affiliates or pension plans.

            c. The Purchaser is not any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; unless such Purchaser is also excluded from the definition of U.S. person pursuant to another exemption from such definition.

            d. The offer and sale of the Notes was made in an "offshore transaction" within the meaning of Rule 902(h) of Regulation S, and, in particular:

                  (i) the offer was not made to the Purchaser or any of its agents in the United States, and

                  (ii) either, (x) at the time the buy order was originated, the Purchaser was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market described in Rule 902(b) of Regulation S

            e. The Purchaser acknowledges receipt of the following notice for purposes of Rule 904(b) of Regulation S:


-------------------------


      (1) [NOTE: In order to use this representation, attached Regulation S Acknowledgment must also be executed and delivered by the selling Noteholder or its agent.]

                  THE NOTES MAY BE OFFERED AND SOLD DURING THE DISTRIBUTION COMPLIANCE PERIOD ONLY IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND THE PRELIMINARY NOTES); PURSUANT TO REGISTRATION OF THE NOTES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED.]

      3. The Purchaser is acquiring the Series [ ] Notes for its own account and the account of its affiliated entities for the purpose of investment or resale under Rule 144A or another exemption from registration available under the 1933 Act and not with a view to the distribution thereof.

      4. The Purchaser understands that it is the expressed intent of the Issuer that the Series [ ] Notes are being issued only in transactions not involving any public offering within the meaning of the 1933 Act and that the Series [ ] Notes will bear a legend substantially as set forth in the form of the Series
[ ] Note attached to the Indenture.

      5. The Purchaser has no present intention of selling, negotiating or otherwise disposing of the Series [ ] Notes; provided, however, that it is understood that the disposition of the Purchaser's property shall at all times be and remain within its control and without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Series [ ] Notes in accordance with the Indenture under a registration statement under the 1933 Act, or under an exemption from such registration available under the 1933 Act.

      6. [Each Purchaser of a Series [ ] Note represents that each source of funds to be used by such Purchaser to acquire the Series [ ] Notes does not include assets of any employee benefit plan, other than a plan exempt from the coverage of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      As used in this Section 6, the term "employee benefit plan" has the meaning assigned to such term in Section 3 of ERISA.

      7. The Purchaser acknowledges that transfer of a Series [ ] Note may only be effected in accordance with the Indenture.

      The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.


      Executed at _______________________, ___________________, this _____
day of____________.


___________________________________________________________________
Purchaser's Name and Title (Print)        Signature of Purchaser


________________________________
Address of Purchaser


________________________________
Purchaser's Taxpayer Identification (if applicable)

                    SELLER'S REGULATION S ACKNOWLEDGMENT(2)

      I _________________, am the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the registered owner of the Notes to be sold to the Purchaser. I hereby certify that I am familiar with the provisions of Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"), and that such registered owner and, if different, any beneficial owner of such Notes (collectively, the "Seller") is offering and selling such Notes pursuant to and in compliance with all requirements of the exemption from registration under the Act provided by Rule 904 of Regulation S, and conjunction with such determination, certify that I have reviewed the following information with any person or entity assisting the Seller in offering and selling the Notes, and, after making a reasonable investigation to confirm the facts below, hereby certify to you that the following information is true:

(a)   The Seller is not:

      (1)   the issuer,

      (2) any distributor of the Notes (meaning any underwriter, dealer, or other person or entity who participates, pursuant to a contractual arrangement, in the sale of the Notes from the Seller to the Purchaser pursuant to Regulation S),

      (3)   any affiliate of any of the persons or entities described in clauses
            (1) through (3) (other than any officer or director who is an affiliate solely by virtue of holding such position), or

      (4) any person acting on behalf of any of the persons or entities described in clauses (1) through (3);

(b) The offer and sale of the Notes has been made in an "offshore transaction" within the meaning of Regulation S and more specifically:

      (1) the offer and sale was not made to a person in the United States, and

      (2)   either:

            (i) at the time the buy order was originated, the buyer was outside the United States, or the Seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or

            (ii) the transaction is being executed in, on or through the facilities of a designated offshore securities market described in paragraph (b) of Rule 902 of Regulation S and neither the Seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States;



-----------------------

      (2)  Delivered only when transfer is made pursuant to Reg. S.

      (3) neither the Seller nor any person or entity acting on its behalf targeted offers or sales of the Notes pursuant to this transaction at identifiable groups of U.S. citizens abroad (or entities acting on their behalf); and

      (4)    the Notes are not being offered or sold to:

            (i) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, or the United Nations or any of their respective agencies, affiliates or pension plans, or

            (iii) any other similar international organizations or their respective agencies, affiliates or pension plans.

(c) In connection with such offer and sale, none of the Seller, any affiliate of the Seller, or any person or entity acting on their behalf has made "directed selling efforts" within the meaning of Regulation S (including without limitation any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Notes, or placing an advertisement in a publication with a general circulation in the United States that refers to the offering of Notes being made in reliance upon Regulation S);

(d) Neither the Seller nor any person or entity acting on its behalf knows that the offeree or buyer of the securities is a "U.S. person" (within the meaning of Rule 902(k) of Regulation S); and

(e) If the offer or sale of the Notes is by an officer or director of the issuer or a distributor, who is an affiliate of the issuer or distributor solely by virtue of holding such position, no selling concession, fee or other remuneration is being paid in connection with such offer or sale other than the usual and customary broker's commission that would be received by a person executing such transaction as agent.


      The representations and warranties contained in this Acknowledgement shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.


      Executed at _______________________, ___________________,
      this _____ day of____________.


______________________________________
      Seller's Name and Title (Print)


______________________________________
      Signature of Seller

                                                                       EXHIBIT D


                           FORM OF MFC II CERTIFICATE
               (PURSUANT TO SECTION [4.01/4.02] OF THE INDENTURE)

      Pursuant to the Indenture, dated as of September 1, 2001 (the "Indenture"), among the undersigned, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and as Back-up Servicer, attached hereto as Schedule I is an [Initial/Amended] Contract Schedule, which includes information regarding Contract Assets that are hereby assigned, transferred and delivered by the Issuer to the Indenture Trustee in accordance with the Indenture (the "Transfer"). Each capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the Indenture.

      MFI Finance II, LLC hereby certifies:

1. no Default, Event of Default or Trigger Event exists or shall result from the Transfer;

2.    the Contracts identified on the attached Schedule I are Eligible
      Contracts;

3. after giving effect to such Transfer, the Concentration Limits shall not be exceeded; and

4. all of the terms of the Contract Acquisition Agreement have been satisfied.



                                          MFI FINANCE II, LLC


                                          By:__________________________________
                                          Name:
                                          Title:

                                                                    SCHEDULE I

                      [INITIAL / AMENDED] CONTRACT SCHEDULE


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                                                                       EXHIBIT E


                             FORM OF RELEASE REQUEST

      Pursuant to Section 4.03(e) of the Indenture, dated as of September 1, 2001 (the "Indenture"), among MFI Finance II, LLC, as Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank of Minnesota, National Association, as Indenture Trustee and as Back-up Servicer, the Servicer hereby requests that the Indenture Trustee temporarily release the contracts listed on Exhibit A attached hereto (the "Released Contracts") for the purpose of servicing such Released Contracts. The Servicer shall return such Released Contracts in accordance with the Indenture. Each capitalized term, used but not otherwise defined herein has the meaning ascribed thereto in the Indenture.


                                            MICROFINANCIAL INCORPORATED



                                            By:_________________________________
                                            Name:
                                            Title:



 Acknowledged and agreed to:

 WELLS FARGO BANK MINNESOTA,
 NATIONAL ASSOCIATION


 By:_________________________________
 Name:
 Title:


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
                                    EXHIBIT A

                               RELEASED CONTRACTS


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                                                                       EXHIBIT F


                        FORM OF CERTIFICATE OF THE ISSUER
                 (PURSUANT TO SECTION 4.06(a) OF THE INDENTURE)


      Pursuant to Section 4.06(a) of the Indenture, dated as of September 1, 2001 (the "Indenture"), among MFI Finance II, LLC, as Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank of Minnesota, National Association, as Indenture Trustee and as Back-up Servicer, the Issuer hereby requests the release from the lien of the Indenture of the Contracts and the related Contract Assets listed on the attached Schedule I (the "Released Contracts"). The Issuer hereby certifies to the Indenture Trustee the following (each capitalized term, used but not otherwise defined herein has the meaning ascribed thereto in the Indenture):

      A) The amount of $____________________ will be deposited in the Collection Account with respect to the Released Contracts, which amount equals [the Purchase Price of the Released Contracts] [the entire amount of Insurance Proceeds or Recoveries received with respect to such Released Contracts].


                                           MFI FINANCE II, LLC



                                           By:_________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT G


                        FORM OF NOTEHOLDER CERTIFICATION
                                     [date]


Wells Fargo Bank Minnesota, National
  Association, as Indenture Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, MN  55479

MFI Finance II, LLC
950 Winter Street, Suite 4100C
Waltham, Massachusetts 02451

Attn: Corporate Trust Services - Asset-Backed Administration
      MFI Finance II, LLC Asset-Backed Notes

      In accordance with Section 4.01 of the Servicing Agreement, dated as of September 1, 2001 (the "Agreement"), by and among MicroFinancial Incorporated, as Servicer, MFI Finance II, LLC, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-Up Servicer, with respect to the MFI Finance II, LLC Asset-Backed Notes, Series [] (the "Notes"), the undersigned hereby certifies and agrees as follows:

      1. The undersigned is a beneficial owner of $[] in principal balance of the Notes.

      2. The undersigned is requesting a password pursuant to Section 4.01 of the Agreement for access to certain information (the "Information") on the Indenture Trustee's website.

      3. In consideration of the Indenture Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Indenture Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

      4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note pursuant to Section 5 of the Securities Act.

      5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its representatives and shall indemnify the Issuer and its affiliates and the Indenture Trustee for any


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loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its representatives.

      6. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.


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
      IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.





                                        _____________________________________
                                        Beneficial Owner


                                        By:__________________________________
                                        Title:_______________________________
                                        Company:_____________________________
                                        Phone:_______________________________


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